BLACKROCK FUNDS V

BlackRock Floating Rate Income Portfolio

(the “Fund”)

Supplement dated March 2, 2020 to the Summary Prospectuses and Prospectuses of the Fund, each dated December 27, 2019, as supplemented to date

On February 19, 2020, the Board of Trustees of BlackRock Funds V approved the appointment of BlackRock International Limited as the sub-adviser of the Fund, pursuant to a separate sub-advisory agreement between BlackRock International Limited and BlackRock Advisors, LLC with respect to the Fund. The addition of BlackRock International Limited as the sub-adviser of the Fund is effective as of March 2, 2020.

The following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of each Summary Prospectus entitled “Key Facts About BlackRock Floating Rate Income Portfolio — Investment Manager” and the section of each Prospectus entitled “Fund Overview — Key Facts About BlackRock Floating Rate Income Portfolio — Investment Manager” are amended to add the following:

The Fund’s sub-adviser is BlackRock International Limited. Where applicable, the use of the term BlackRock also refers to the Fund’s sub-adviser.

The section of each Prospectus entitled “Management of the Fund — BlackRock” is supplemented as follows:

BlackRock International Limited, the sub-adviser to the Fund (the “Sub-Adviser”), is a registered investment adviser organized in 1995.

BlackRock has entered into a separate sub-advisory agreement with the Sub-Adviser, an affiliate of BlackRock, with respect to the Fund. Under the sub-advisory agreement, BlackRock pays the Sub-Adviser for services it provides for that portion of the Fund for which it acts as sub-adviser a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement with respect to the Fund.

A discussion of the basis for the Board’s approval of the sub-advisory agreement between BlackRock and the Sub-Adviser with respect to the Fund will be included in the Fund’s semi-annual shareholder report for the fiscal period ending February 29, 2020.

Shareholders should retain this Supplement for future reference.

ALLPRO-FRIP-0320SUP